January 2010 First Midwest Bancorp Equity Offering Exhibit 99.1

2 2 2 2
Forward Looking Statements
Forward Looking Statements
This presentation may contain, and during this presentation our management may make statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform
Act of 1995. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside our control.  Forward-looking statements include, among other things, statements regarding our financial performance, business prospects, future growth and operating strategies, objectives and results.
Actual results, performance or developments could differ materially from those expressed or implied by these forward-looking statements. Important factors that could cause actual results to differ from those in the forward-looking statements include, among others, those discussed in our Annual Report on Form 10-K, the preliminary prospectus supplement and other reports filed with the Securities and
Exchange Commission, copies of which will be made available upon request. With the exception of fiscal year end information previously included in the audited financial statements in our Annual Report on Form 10-K, the information contained herein is unaudited. Except as required by law, we undertake no duty to update the contents of this presentation after the date of this presentation.

3 3
Equity Offering Overview
Equity Offering Overview
Issuer: First Midwest Bancorp, Inc. (Nasdaq: FMBI)
Offering Size: $150 million of common stock
Greenshoe Option: 15%
Use of Proceeds: General corporate purposes
Expected Pricing: January 14
th
Lock-Up Agreement: 90 days
Bookrunners: Goldman, Sachs & Co. (active)
Keefe, Bruyette & Woods (passive)
Co-Manager: Sandler O’Neill + Partners

4 4 4 4
Review of 4Q09 Results
Review of 4Q09 Results
Net loss to common shareholders of $39.5mm or $(0.73) per share
Solid core operations
Pre-tax, pre-provision earnings ¹ of $32.7mm, up 8% vs. 3Q09
Net interest margin of 4.04%, up 38bps vs. 3Q09
Efficiency ratio ² of 58.5%, down 65bps vs. 3Q09
Higher credit costs; problem assets ³ flat to down
Net charge-offs of $82.5mm, $38.3mm related to residential construction
NALs + 90 days past due at $248mm, down 6% from 3Q09
OREO losses realized of $14mm, $7mm related to land
30-89 days past due at $37.9mm, down 15% from 3Q09
Active balance sheet management
Acquired First DuPage in FDIC transaction; $13.1mm pre-tax gain
Retired $20mm of 5.95% subordinated debt for cash; $1.3mm pre-tax gain
TCE / TA ratio of 6.29%, up 106bps from 4Q08
Positioning balance sheet to enhance remediation and liquidation alternatives
¹ This is a non-GAAP financial measure.  For reconciliation to GAAP measure, please refer to the appendix.
² Equal to non-interest expense divided by full taxable equivalent (FTE) net interest income and non-interest income.  Excludes nonrecurring items.
³ Problem assets include non-accrual loans, loans 90 days or more past due, other real estate owned and troubled debt restructurings.

5 5
Strategic Rationale for Offering
Strategic Rationale for Offering
Strengthens balance sheet, adding to already solid
capital position
Enhances potential for opportunistic growth
Organic
FDIC transactions
Industry capital standards likely to head higher
Enables continued flexibility in capital management
Positions for potential future TARP repayment,
subject to regulatory approval

6 6
Overview of First Midwest
Overview of First Midwest
Headquartered in suburban Chicago
$7.7bn assets
$5.2bn loans
$5.9bn deposits
66% transactional
$3.5bn trust assets
Acquired First DuPage in FDIC-
assisted transaction in October 2009
Loan Mix Deposit Mix
Highly efficient platform - $61mm
of deposits per branch
Leading market share in non-
downtown Chicago MSA
#9 with 3.3% market share ³
$5.2bn $5.9bn
INDIANA ILLINOIS
IOWA
DuPage
Scott
Knox
Champaign
Vermilion
Lake
Lake
McHenry
Cook
Will
Rock Island
Grundy
Kendall
La Salle
Note:  Information as of 31-Dec-09.
¹ Defined as time deposits less than $100,000.
² Defined as time deposits greater than $100,000.
³ Source: SNL Financial.  Non-downtown ranking and market share based on total deposits in Chicago MSA less deposits in the city of Chicago.  Data as of 30-Jun-09.
Consumer
13%
Commercial
& Industrial
32%
Commercial
Real Estate
56%
Savings &
NOW
28%
Demand
19%
Money
Market
19%
Retail
Time¹
22%
Jumbo Time²
12%

7 7
Investment Highlights
Investment Highlights
Solid core operating performance
Stable core deposit funding profile
Addressing realities of credit cycle
Prudently building capital / proactive capital
management
Experienced management team to take advantage of
potential opportunities

8 8
Solid Core Operating Performance
Solid Core Operating Performance
Source: FMBI based on internal data; peer data from SNL Financial
¹ Equal to non-interest expense divided by fully taxable equivalent (FTE) net interest income and non-interest income.  Excludes nonrecurring items.
² This is a non-GAAP financial measure.  For reconciliation to GAAP measure, please refer to the appendix.
³ Chicago Peers based on median of AMFI, MBFI, MBHI, OSBC, PVTB, TAYC and WTFC.
4
Metro Peers based on median of AMFI, BOKF, CBSM, CFR, FCF, FULT, MBFI, ONB, SUSQ, VLY, WTFC and WTNY.
FMBI Chicago Peers
3
Metro Peers 4
Pre-Tax, Pre-Provision Earnings / RWA ²
Efficiency Ratio ¹ Net Interest Margin
4.04%
3.66%
2.94%
3.59%
2.40%
3.00%
3.60%
4.20%
2006 2007 2008 1Q09 2Q09 3Q09 4Q09
58.5%
59.1%
64.7%
61.7%
50.0%
60.0%
70.0%
80.0%
2006 2007 2008 1Q09 2Q09 3Q09 4Q09
1.92%
2.07%
1.33%
1.66%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
2006 2007 2008 1Q09 2Q09 3Q09 4Q09

9 9
Stable Core Deposit Funding Profile
Stable Core Deposit Funding Profile
% Transactional³ 62% 62% 65% 67% 66%
Cost of Deposits 1.62% 1.37% 1.20% 1.06% 0.87%
Loans / Deposits 96.0% 97.8% 92.6% 92.3% 88.4%
Highly transaction oriented
deposit base
Stable deposit base
De minimis amount of brokered
CDs ($11mm)
Significant excess liquidity
Deposit Composition ($bn)
¹ Defined as time deposits less than $100,000.
² Defined as time deposits greater than $100,000.
³ Defined as sum of Demand, Savings & NOW, and Money Market.
$5.7
$5.5
$5.7 $5.8
18% 19% 18%
18% 19%
30%
30%
31%
32% 28%
14%
14%
16%
17% 19%
24%
25%
22%
21% 22%
14%
13%
13%
12% 12%
$5.9
4Q08 1Q09 2Q09 3Q09 4Q09
Demand Savings & NOW Money Market
Retail Time Deposits ¹ Jumbo Time Deposits ²

10 10
Addressing Realities of Credit Cycle –
Addressing Realities of Credit Cycle –
Loan Portfolio Overview
Loan Portfolio Overview
Branch originated
Home equity dominated
No subprime or credit card
Exited indirect auto in 2004
Re-entered 1-4 Family in 2Q09
~95% in footprint
Diversified + granular
Significant majority have personal
guarantees
Stress largely concentrated in
residential construction portfolio
Consumer Loans = $664mm
Commercial
87%
Consumer
13%
Home Equity
9%
Other
Consumer
1%
C&I
32%
Office,
Retail &
Industrial
23%
Residential
Construction
& Land 6%
Commercial
Construction &
Land 4%
Multi-family
6%
Other CRE
15%
Commercial Loans = $4.5bn
Real Estate – 1- 4
Family
3%
Total Loans = $5.2bn
People we know, businesses we know, markets we understand
Note: Loan data as of 31-Dec-09.  Excludes $223mm of covered assets acquired in First DuPage FDIC-assisted transaction in 4Q09.

11 11
Historical Credit Performance
Historical Credit Performance
Non-Accrual Loans + 90s
$9.2
$9.1
$10.7
$15.6
$8.4
$16.3
$5.2
$26.1
$38.3
$44.1
$0
$50
$100
4Q08 1Q09 2Q09 3Q09 4Q09
Net Charge-Offs
$105.5
$59.2
$128.4
$129.1
$148.3
$115.0
$138.7
$124.1
$112.9
$135.4
$0
$100
$200
$300
4Q08 1Q09 2Q09 3Q09 4Q09
Residential Construction & Land Portfolio Excl. Residential Construction & Land
Note: Excludes $223mm of covered assets acquired in First DuPage FDIC-assisted transaction in 4Q09.
NALs + 90s / Loans
Residential Construction & Land 20.7% 27.5% 32.3% 34.6% 36.0%
Portfolio Excl. Resi. Const. & Land 1.2 2.6 2.4 2.5 2.8
Total 3.1 4.8 4.9 5.0 4.8
NCOs / Avg. Loans - Annualized
Residential Construction & Land 7.18% 8.91% 7.31% 4.78% 42.55%
Portfolio Excl. Resi. Const. & Land 0.75 1.29 1.33 2.10 3.54
Total 1.38 1.98 1.85 2.32 6.17
$164.8
$257.5
$263.2 $262.8
$248.3
$82.5
$31.3
$24.7
$26.3
$18.3

12 12
Addressing Reality of Credit Cycle
Addressing Reality of Credit Cycle
2009 problems concentrated in residential construction
Reflects illiquidity of suburban market
Performance influenced by sales and property values
Investment in remediation
Expanded resources; early stage triage to liquidation
Senior management oversight
NPA inflows stabilized and starting to slow; shifting to liquidation
30 – 89 day delinquencies down 15% from 3Q09
Expect shift from NPL to OREO
Adjusting carrying values to market and disposition strategy
Mix of disposition strategies and types

13 13
Commercial & Industrial
Commercial & Industrial
Size of Portfolio ($mm) $1,648
Average Loan Size (000s) $196
Shared National Credits ($mm) $16, < 1%
Loans > $5mm 29
$24
$51
$51
$51
$33
$0
$60
$120
$180
4Q08 1Q09 2Q09 3Q09 4Q09
Non-Accrual Loans + 90s ($mm)
$6
$12
$7
$12
$24
$0
$10
$20
$30
$40
4Q08 1Q09 2Q09 3Q09 4Q09
Net Charge-Offs ($mm)
4Q09 Loans: $1.6bn
32%
Wholesalers
13%
NALs + 90s /
Loans
1.4% 3.0% 3.1% 3.0% 2.0% NCOs / Avg. Loans¹ 1.30% 3.02% 1.79% 3.14% 5.59%
Note: Portfolio data as of 31-Dec-09.  Excludes $223mm of covered assets acquired in First DuPage FDIC-assisted transaction in 4Q09.
¹ Annualized
Manufacturers
11%
Contractors
10%
Agricultural
13%
Other
C&I 53%

14 14
Office, Retail & Industrial
Office, Retail & Industrial
Office Retail Industrial
Size of Portfolio ($mm) $394 $332 $487
Avg. Loan Size (000s) $826 $953 $860
Loans > $5mm 16 11 13
Owner Occupied 30% 20% 40%
% of Loans In-Market 93% 96% 96%
$1
$4
$1
$18
$6
$1
$3
$11
$<1
$2
$12
$3
$6
$13
$2
$0
$60
$120
$180
4Q08 1Q09 2Q09 3Q09 4Q09
Non-Accrual Loans + 90s ($mm)
Net Charge-Offs ($mm)
Office Retail Industrial
$0
$0.6
$0.1
$0
$0.1
$0.8
$0
$0.1
$0.1
$1.3
$2.2
$0
$0.3
$2.8
$0.2
$0
$10
$20
$30
$40
4Q08 1Q09 2Q09 3Q09 4Q09
4Q09 Loans: $1.2bn
Office
33%
Retail
27%
Industrial
40%
23%
NALs + 90s / Loans NCOs / Average Loans¹
Office 0.2% 5.3% 0.8% 0.6% 1.5% 0.00% 0.00% 0.00% 1.39% 0.33%
Retail 1.5 2.1 3.6 3.8 4.0 0.90 0.14 0.13 2.87 3.39
Industrial 0.3 0.2 0.1 0.6 0.5 0.10 0.73 0.11 0.00 0.15
Note: Portfolio data as of 31-Dec-09.  Excludes $223mm of covered assets acquired in First DuPage FDIC-assisted transaction in 4Q09.
¹ Annualized

15 15
Residential Construction & Land
Residential Construction & Land
$106
$128
$148
$139
$113
$0
$60
$120
$180
4Q08 1Q09 2Q09 3Q09 4Q09
Non-Accrual Loans + 90s ($mm) Net Charge-Offs ($mm)
$9
$11
$8
$5
$38
$0
$10
$20
$30
$40
4Q08 1Q09 2Q09 3Q09 4Q09
Mixed & Other
14%
6%
Developed
Land
45%
Substantially
Completed
31%
Under
Construction 6%
Raw
Land
17%
4Q09 Loans = $314mm
Performing
Loans
Non-
Performing
Loans
Developed
Land
37%
Substantially
Completed
17%
Under
Construction 2%
Raw
Land
28%
Performing
Non-
Performing
Size of Portfolio ($mm) $201 $113
Avg. Loan Size ($000s) $591 $1,411
Loans > $5mm 3 4
% of Loans In-Market 96% 100%
% with Current Appraisal 70% 97%
NALs + 90s /
Loans
20.7% 27.5% 32.3% 34.6% 36.0% NCOs / Avg. Loans¹ 7.18% 8.91% 7.31% 4.78% 42.55%
Mixed &
Other <1%
Note: Portfolio data as of 31-Dec-09.  Excludes $223mm of covered assets acquired in First DuPage FDIC-assisted transaction in 4Q09.
¹ Annualized

16 16
Commercial Construction & Land
Commercial Construction & Land
$4.2
$11.9
$4.7
$2.9
$20.9
$0
$60
$120
$180
4Q08 1Q09 2Q09 3Q09 4Q09
Non-Accrual Loans + 90s ($mm)
Net Charge-Offs ($mm)
$0.0
$0.0 $0.7
($0.2)
$2.7
($5)
$5
$15
$25
$35
$45
4Q08 1Q09 2Q09 3Q09 4Q09
4%
NALs + 90s /
Loans
1.2% 3.5% 1.4% 1.0% 9.0% NCOs / Avg. Loans¹ 0.00% 0.00% 0.89% (0.29)% 4.04%
Performing
Non-
Performing
Size of Portfolio ($mm) $211 $21
Avg. Loan Size ($000s) $1,526 $2,981
Loans > $5mm 12 1
% of Loans In-Market 89% 100%
% with Current Appraisal 57% 100%
Developed
Land
37%
Substantially
Completed
43%
Under
Construction 9%
Raw
Land
11%
4Q09 Loans = $232mm
Performing
Loans
Non-
Performing
Loans
Developed
Land
6%
Raw
Land
94%
Mixed &
Other <1%
Note: Portfolio data as of 31-Dec-09.  Excludes $223mm of covered assets acquired in First DuPage FDIC-assisted transaction in 4Q09.
¹ Annualized

17 17
Multi-family
Multi-family
$3.3
$10.3
$11.3
$16.1
$12.5
$0
$60
$120
$180
4Q08 1Q09 2Q09 3Q09 4Q09
Non-Accrual Loans + 90s ($mm) Net Charge-Offs ($mm)
$0.2
$0.0
$1.1
$0.0
$2.3
$0
$10
$20
$30
$40
4Q08 1Q09 2Q09 3Q09 4Q09
6%
4Q09 Loans = $334mm
Chicago Loop
1%
Other 99%
NALs + 90s /
Loans
1.1% 3.3% 3.7% 4.7% 3.8%
NCOs / Avg.
Loans¹
0.25% 0.06% 1.41% 0.04% 2.73%
Size of Portfolio ($mm) $334
Average Loan Size (000s) $856
Loans > $5mm 15
Note: Portfolio data as of 31-Dec-09.  Excludes $223mm of covered assets acquired in First DuPage FDIC-assisted transaction in 4Q09.
¹ Annualized

18 18
Other Commercial Real Estate
Other Commercial Real Estate
$9.3
$13.0
$19.2
$23.2
$32.7
$0
$60
$120
$180
4Q08 1Q09 2Q09 3Q09 4Q09
Non-Accrual Loans + 90s ($mm) Net Charge-Offs ($mm)
$0.4
$0.1
$2.5
$6.6
$9.1
$0
$10
$20
$30
$40
4Q08 1Q09 2Q09 3Q09 4Q09
4Q09 Loans = $799mm
Other
32%
Investor-
Owned Rental
Property
15%
Service
Stations and
Truck Stops
18%
Warehouses
and Storage
14%
Hotels
10%
Restaurants
7%
Automobile Dealers
5%
15%
Size of Portfolio ($mm) $799
Average Loan Size (000s) $797
Loans > $5mm 21
NALs + 90s /
Loans
1.3% 1.8% 2.5% 3.1% 4.1% NCOs / Avg. Loans¹ 0.22% 0.04% 1.33% 3.48% 4.67%
Note: Portfolio data as of 31-Dec-09.  Excludes $223mm of covered assets acquired in First DuPage FDIC-assisted transaction in 4Q09.
¹ Annualized

19 19
Consumer
Consumer
$12.5
$17.1
$14.7 $14.3
$14.7
$0
$60
$120
$180
4Q08 1Q09 2Q09 3Q09 4Q09
Non-Accrual Loans + 90s ($mm) Net Charge-Offs ($mm)
$2.2
$2.4
$4.6 $3.4 $3.2
$0
$10
$20
$30
$40
4Q08 1Q09 2Q09 3Q09 4Q09
4Q09 Loans = $664mm
Predominately home equity dominated
100% branch originated
Re-entered 1-4 family in 2Q09
No subprime or credit card exposure
Exited indirect installment auto business in 2004
Home Equity
71%
Real Estate /
1-4 Family
21%
Other
Consumer
8%
13%
NALs + 90s /
Loans
1.7% 2.4% 2.1% 2.1% 2.2% NCOs / Avg. Loans¹ 1.19% 1.34% 2.58% 1.98% 1.90%
Home
Equity
1-4
Family
Size of Portfolio ($mm) $471 $140
Avg. FICO Score 745 713
Avg. Current LTV 58.0% 53.6%
Note: Portfolio data as of 31-Dec-09.  Excludes $223mm of covered assets acquired in First DuPage FDIC-assisted transaction in 4Q09.
¹ Annualized

20 20
Securities Portfolio
Securities Portfolio
Note: Data as of 31-Dec-09.  Based on book value.
4Q09 Total Securities = $1.4bn
AFS Municipal
Securities
47%
Collateralized
Mortgage
Obligations
22%
Agency Pass
Through
17%
Held-to-Maturity
Municipal
Securities
6%
Collateralized Debt
Obligations
4%
Other Mortgage-
Backed Securities
3%
U.S. Agency
Securities <1%
Delevered portfolio
Down $931mm since 4Q08
AFS municipal down $257mm
since 4Q08
Highly Liquid
39% agency pass through and
CMOs
AFS municipal securities represent
47% of total portfolio
~99% has third-party bond
insurance or other credit
enhancements
TruPS CDOs carried at 14% of par
value
$31mm of impairments since
2008

21 21
Source: FMBI based on internal data; peer data from SNL Financial
Note: Basis point impact shown on 4Q09 RWA.  TCE and Tier 1 Common exclude equity credit allocated to TARP warrants.  Impact of equity offering net of 5% underwriting discount.
¹ Tier 1 Common generated based on FMBI’s shares outstanding at the end of each quarter times $0.22 per share.
² Pro forma for $150mm common equity raise.
³ Chicago Peers based on median of AMFI, MBFI, MBHI, OSBC, PVTB, TAYC and WTFC.
4
Metro Peers based on median of AMFI, BOKF, CBSM, CFR, FCF, FULT, MBFI, ONB, SUSQ, VLY, WTFC and WTNY.
5
Median based on the following banks with assets between $5bn - $15bn that have redeemed at least 50% of TARP capital: CVBF, FMER, FNB, IBKC, ONB, SBNY, TCBI, TRMK, VLY,
WABC and WSBC.
6
SCAP banks based on median that have repaid TARP based on BAC, BBT, C, JPM, USB and WFC.
Proactive Capital Management
Proactive Capital Management
Annual Amount of Tier 1 Common
Action Description $mm bps
Dividend Reduction – 4Q08 – 1Q09 ¹ Cut quarterly dividend from $0.23 per share to $0.01 per share $45 71bps
Balance Sheet Management – 4Q08 – 4Q09 Reduced risk-weighted assets by ~$430mm — 41
Exchange Offers – 3Q09 Exchanged ~$69mm of debt securities for common stock 65 104
Subordinated Debt Tender – 4Q09 Repurchased $20mm of subordinated debt 1 1
Common Offering – 1Q10 $150mm common stock offering 143 228
Total $208 445bps
First Midwest
31-Dec-09 with $150mm
Common Stock Offering
31-Dec-08
31-Dec-09
As Reported Incl. TARP² Excl. TARP²
TCE / TA 5.23% 6.29% 8.20% 8.20%
Tier 1 Common 6.79 7.76 10.03 10.03
Tier 1 11.60 12.19 14.47 11.38
Total Capital 14.36 14.26 6.53 13.45
Peers – 30-Sep-09
Chicago
Peers3
Metro
Peers 4
4.48% 6.89%
4.09 8.72
9.86 11.27
12.75 13.91
Redeemed TARP – 30-Sep-09
Banks with
$5bn to $15bn
in Assets 5 SCAP Banks 6
8.65% 5.55%
11.43 8.27
12.09 10.63
13.80 14.13

22 22
Illustrative Stress Test -
Illustrative Stress Test -
SCAP
SCAP
Source:  Federal Reserve Board of Governors
MEMO:
SCAP Banks - 2-Yr. Losses
Fifth Third
10.5%
Regions
9.1
BB&T
8.6
KeyCorp
8.5
U.S. Bancorp
8.4
SunTrust
8.3
Key Assumptions
SCAP loss estimates
based on published
ranges for “More
Adverse” scenario
Credit given for
charge-offs and OREO
impairments taken in
2009
Reserves in excess
1.5% of loans are
released
Pre-tax, pre-provision
earnings for 2010 are
based on 2009 results
DTA limited to 10% of
Tier 1 Capital
SCAP More Adverse
4Q 2008 Loss Range Implied Losses
Balance Low High Low High
Commercial Real Estate
Construction $ 812 15.0% 18.0% $ 122 $ 146
Multi-Family 306 10.0 11.0 31 34
Other 1,955 7.0 9.0 137 176
CRE Subtotal $ 3,073 - - $ 289 $ 356
Non-CRE
1-4 Family - First Lien $ 383 7.0% 8.5% $ 27 $ 33
Home Equity & Junior Lien 544 12.0 16.0 65 87
Commercial & Industrial 1,200 5.0 8.0 60 96
Credit Cards 2 18.0 20.0 0 0
Other Consumer 69 8.0 12.0 6 8
Other Loans 87 4.0 10.0 3 9
Total Loans & Leases $ 5,358 - - $ 451 $ 589
Implied 2-Year Loss Rate 8.4% 11.0%
Charges Taken in 2009 3.4 3.4
Remaining Losses 5.0 7.6
2-Year Cumulative Loss Rate
Illustrative Capital Required / (Excess) to Achieve Capital Targets 8.0% 9.0% 10.0% 11.0%
4.0% Tier 1 Common / 6.0% Tier 1 $(188) $(132) $(76) $(20)
4.0% Tier 1 Common / 6.0% Tier 1 - w/ TARP Repayment (129) (73) (17) 36
6.0% Tier 1 Common / 8.0% Tier 1 $(63) $(7) $ 45 $ 96
6.0% Tier 1 Common / 8.0% Tier 1 - w/ TARP Repayment (4) 48 99 150

23 23
Strategies and Priorities for 2010
Strategies and Priorities for 2010
Continued solid core earnings
Endeavor to enhance pre-tax, pre-provision earnings
Strive to continue expansion of net interest margin
Managed through credit cycle
Credit costs remain high as remediation focus continues and liquidation strategies unfold
NPA trends slow, with declines dependent upon liquidation success and incremental stress in CRE
Position First Midwest for long-term success
Expand customer relationships
Deepen share in existing markets, develop adjacent markets
Pursuit of growth opportunities: organic and acquired

24 24
Organization Strength and Capacity
Organization Strength and Capacity
Strong market reputation; 40+ years
Experienced and tenured management team
Key management: 25+ years with FMBI and in markets
Organized for sales
Relationship focused
Robust sales force
Operational capacity
IT network infrastructure updated in 2008
Three operations centers – room to expand
M&A tested
Active and successful acquiror
FDIC and related experience

25 25
Potential Opportunities
Potential Opportunities
First DuPage transaction viewed by Company as a success
Deposit retention exceeding management expectations
Conversion, integration and servicing going as planned
Expect numerous future opportunities in Chicago market
45 banks with Texas Ratios ¹ greater than 100% in Chicago area
Asset Size Number of Institutions Total Deposits Total Assets
$1bn - $5bn 10 $19.8bn $24.4bn
$500mm - $1bn 6 $3.3bn $3.8bn
< $500mm 29 $5.4bn $6.2bn
Total 45 $28.5bn $34.4bn
Creates opportunity for organic and acquired growth
¹ Source:  SNL Financial.  Texas Ratio = NPAs + 90s / TCE + Reserves.

26 26
Investment Highlights
Investment Highlights
Solid core operating performance
Stable core deposit funding profile
Addressing realities of credit cycle
Prudently building capital / proactive capital
management
Experienced management team to take advantage of
potential opportunities

27 27 Appendix Appendix

28 28
Reconciliation of Non-GAAP Measures
Reconciliation of Non-GAAP Measures
($ in 000s) ($ in 000s)
Note: The Company’s accounting and reporting policies conform to U.S. generally accepted accounting principles (GAAP) and general practice within the banking industry.
As a supplement to GAAP, the Company has provided this non-GAAP performance result. The Company believes that this non-GAAP financial measure is useful because it allows investors to assess the Company’s operating performance. Although this non-GAAP financial measure is intended to enhance investors’ understanding of the
Company’s business and performance, this non-GAAP financial measure should not be considered an alternative to GAAP.
For the 3-Months Ended
2006 2007 2008 31-Mar-09 30-Jun-09 30-Sep-09 31-Dec-09
Income (Loss) Before Taxes $ 152,298 $ 94,012 $ 36,045 $(3,814) $(3,710) $(2,569) $(65,833)
Provision for Loan Losses 10,229 7,233 70,254 48,410 36,262 38,000 93,000
Pre-Tax, Pre-Provision Earnings (Loss) $ 162,527 $ 101,245 $ 106,299 $ 44,596 $ 32,552 $ 35,431 $ 27,167
Non-Operating Items
Securities Gains (Losses), net $ 4,269 $(50,801) $(35,611) $ 8,222 $ 6,635 $(6,975) $(5,772)
Gain on FDIC-Assisted Transaction - - - - - - 13,071
Gains on Early Extinguishment of Debt - - - - - 13,991 1,267
Write-Downs of Bank-Owned Life Insurance (412) (699) (10,360) - - - -
Losses Realized on Other Real Estate Owned 304 514 (1,566) (315) (2,387) (1,801) (14,051)
FDIC Special Assessment - - - - (3,500) - -
Total Non Operating Items $ 4,161 $(50,986) $(47,537) $ 7,907 $ 748 $ 5,215 $(5,485)
Pre-Tax, Pre-Provision Core Operating Earnings $ 158,366 $ 152,231 $ 153,836 $ 36,689 $ 31,804 $ 30,216 $ 32,652
Risk-Weighted Assets $ 6,259,983 $ 6,340,614 $ 6,609,359 $ 6,600,684 $ 6,335,010 $ 6,234,283 $ 6,262,883
Pre-Tax, Pre-Provision Earnings / RWA 2.53% 2.40% 2.33% 2.22% 2.01% 1.94% 2.09%